                                                                     EXHIBIT T3F



         Cross reference sheet showing the location in the Indenture of the provisions inserted therein pursuant to Section 310 through 318(a), inclusive, of the 1939 Act.

      Trust Indenture                                                   Indenture
        Act Section                                                      Section
---------------------------                                          ----------------
Section 310(a)(1)........................................                  608
       (a)(2)............................................                  608
       (a)(3)............................................                 N.A.
       (a)(4)............................................                 N.A.
       (a)(5)............................................                  607
       (b)...............................................               607, 609
       (c)...............................................                  N.A.
Section 311(a)...........................................                  612
       (b)...............................................                  612
       (c)...............................................                 N.A.
Section 312(a)...........................................               701, 702
       (b)...............................................               117, 702
       (c)...............................................               117, 702
Section 313(a)...........................................                  703
       (b)(1)............................................                  703
       (b)(2)............................................                  703
       (c)...............................................                  703
       (d)...............................................                  703
Section 314(a)...........................................               704, 1003
       (b)...............................................                 1502
       (c)(1)............................................                  103
       (c)(2)............................................                  103
       (c)(3)............................................                 N.A.
       (d)...............................................            103, 1503, 1504,
                                                                          1507
       (e)...............................................                  103
       (f)...............................................                 N.A.
Section 315(a)...........................................             602, 613, 903
       (b)...............................................             601, 602, 903
       (c)...............................................               602, 903
       (d)...............................................               602, 903
       (e)...............................................                  511
                                                                           101
Section 316(a)(last sentence)............................            ("Outstanding")
                                                                        502, 505
(a)(1)(A)................................................                  504
       (a)(1)(B).........................................                 N.A.
       (a)(2)............................................                  507
       (b)...............................................                  105
       (c)...............................................                  508
Section 317(a)(1)........................................                  509
       (a)(2)............................................                 1018
       (b)...............................................                  310
Section 318(a)...........................................

N.A. means not applicable.
                          _________________________________